UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 20, 2006

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation or organization)	File Number)	Identification No.)
Delaware	001-31898	03-0376558

(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code
(901) 348-4100

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EX-10.40 ASSUMPTION AND CLAIM RESOLUTION AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement
On December 22, 2006, Pinnacle Airlines Corp. filed a Form 8-K announcing, among other things, that it had entered into an Assumption and Claim Resolution Agreement (the “Agreement”) with Northwest Airlines, Inc. A copy of the Agreement is being filed as Exhibit 10.40 hereto.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits:

Exhibit
Number	Description
10.40	Assumption and Claim Resolution Agreement between Pinnacle Airlines Corp. and Northwest Airlines, Inc., dated as of December 20, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

January 3, 2007